Bank indebtedness	12 Months Ended
Dec. 31, 2017
Disclosure Of Borrowings Explanatory [Abstract]
Disclosure of borrowings [text block]
10.	Bank indebtedness

	December 31, 2017	December 31, 2016
Revolving credit facility	$210,001	$153,811
Discount on Bankers Acceptances and other fees	(1,023)	(709)
Balance, end of year	$208,978	$153,102

As at December 31, 2017, the Corporation had reserve-based credit facilities (the "Credit Facilities") with a borrowing base of $400 million. The Credit Facilities are comprised of a $20 million extendible revolving operating loan facility from one financial institution and a $380 million extendible revolving credit facility from a syndicate of financial institutions. The revolving period for the Credit Facilities will end in June 2018 unless extended at the option of the syndicate for a further 364 day period. If not extended, the credit facility will be converted at that time into a one-year term facility, with the principal payable at the end of such one-year term. The Credit Facilities are subject to re-determination of the borrowing base semi-annually in October and June of each year, with the next annual review scheduled to occur in June 2018. There can be no assurance that the Credit Facilities will be renewed at the current borrowing base level at that time. The borrowing base is determined based on, among other things, a thorough evaluation of Advantage's reserve estimates based upon the lenders commodity price assumptions. Revisions or changes in the reserve estimates and commodity prices can have either a positive or a negative impact on the borrowing base. In the event that the lenders reduce the borrowing base below the amount drawn at the time of redetermination, the Corporation has 60 days to eliminate any shortfall by repaying amounts in excess of the new re-determined borrowing base. Amounts borrowed under the Credit Facilities bear interest at rates ranging from LIBOR plus 2% to 3.25% per annum, and Canadian prime or US base rate plus 1% to 2.25% per annum, in each case, depending on the type of borrowing and the Corporation’s debt to Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) ratio. Undrawn amounts under the Credit Facilities bear a standby fee ranging from 0.5% to 0.8125% per annum, dependent on the Corporation’s debt to EBITDA ratio. Repayments of principal are not required prior to maturity provided that the borrowings under the Credit Facilities do not exceed the authorized borrowing base and the Corporation is in compliance with all covenants, representations and warranties. The Credit Facilities prohibit the Corporation from entering into any fixed price derivative contract, excluding basis swaps, where the term of such contract exceeds five years. Further, the aggregate of such contracts cannot hedge greater than 75% of total estimated natural gas and liquids production over the first three years and 50% over the fourth and fifth years. In addition, the Credit Facilities allow us to enter into basis swap arrangements to any natural gas price point in North America for up to 100,000 MMbtu/day with a maximum term of seven years. Basis swap arrangements do not count against the limitations on hedged production. The Credit Facilities contain standard commercial covenants for credit facilities of this nature. The Corporation did not have any financial covenants at December 31, 2017 and December 31, 2016. All applicable non-financial covenants were met at December 31, 2017 and 2016. Breach of any covenant will result in an event of default in which case the Corporation has 30 days to remedy such default. If the default is not remedied or waived, and if required by the lenders, the administrative agent of the lenders has the option to declare all obligations under the credit facilities to be immediately due and payable without further demand, presentation, protest, days of grace, or notice of any kind. The Credit Facilities are collateralized by a $1 billion floating charge demand debenture covering all assets. For the year ended December 31, 2017, the average effective interest rate on the outstanding amounts under the facilities was approximately 4.5% (December 31, 2016 – 3.5%). Advantage had no letters of credit issued and outstanding at December 31, 2017 (December 31, 2016 - none).